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                                 Exhibit 10(NN)

                          Management Services Agreement
                               As of July 1, 2002
                                  By and Among
               State Auto Property and Casualty Insurance Company
                         Meridian Insurance Group, Inc.
                       Meridian Security Insurance Company
                 Meridian Citizens Mutual Insurance Company and
                  Meridian Citizens Security Insurance Company
















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                          MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT, made as of this 1st day of JULY 2002, by and among State Auto Property and Casualty Insurance Company ("State Auto P&C"), Meridian Insurance Group, Inc. ("MIGI"), Meridian Security Insurance Company ("Security"), Meridian Citizens Mutual Insurance Company ("Citizens"), and Meridian Citizens Security Insurance Company ("Meridian Citizens").

WHEREAS, the Boards of Directors of State Auto P&C, MIGI, Security, Citizens, and Meridian Citizens, (Security, Citizens, Meridian Citizens are collectively referred to hereafter as the "MIGI Insurers" (individually as a "MIGI Insurer") and together with MIGI, the "MIGI Companies") have resolved to change the employer of those persons providing services to the MIGI Companies from MIGI to State Auto P&C effective January 1, 2002; and

WHEREAS, State Auto P&C desires to make available to the MIGI Companies and the MIGI Companies desire to obtain from State Auto P&C the services of State Auto P&C through its executive, managerial, administrative and other employees and human resources; and

WHEREAS, the MIGI Insurers participate in the Reinsurance Pooling Agreement, Amended and Restated as of July 1, 2001 (the "MIGI Pooling Agreement" or the "MIGI Pool" or the "MIGI Pooling Arrangement") while State Auto P&C with other affiliates participates in the Reinsurance Pooling Agreement, Amended and Restated as of January 1, 2000, as subsequently amended, (the "State Auto Pooling Agreement" or the "State Auto Pool" or the "State Auto Pooling Arrangement"); and

WHEREAS, it is necessary to provide for the allocation and apportionment of certain expenses of the MIGI Companies as described below and to specifically address the matter of a service fee based on certain categories of expenses to be reimbursed by the MIGI Companies to State Auto P&C.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, AND INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto agree as follows:

1. State Auto P&C, through its employees, shall operate, administer, and manage the day-to-day business operations of and otherwise perform Management and Operations Services (as defined below) for each of the MIGI Companies in accordance with the underwriting, claims and any other reasonable guidelines of such companies which may be in effect or established from time to time by the respective board of directors of each such MIGI Company. The management and administration of each such company's business operations by State Auto P&C shall include, without limitation, appointment and termination of agencies, underwriting of insurance risks, investigation and settlement of claims and arrangement of reinsurance, as well as every other business operation that supports or attends the performance of those services or other business functions of each of the MIGI Companies. State Auto P&C shall use the same degree of care in acting on behalf of such insurers as it uses in connection with the conduct of its insurance business operations. For the purposes of this agreement it is understood and agreed that Management and Operations Services means all services, including without limitation, executive, managerial, supervisory, administrative, technical, professional, and clerical services, necessary or appropriate in the operation of the respective businesses of each of the MIGI Companies. Any of State Auto P&C's employees may also serve as directors or officers of any of the MIGI Companies, notwithstanding that such persons may also be officers or directors of State Auto P&C. State Auto P&C shall have the right to continue using for its


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business operations all of its employees provided to the other parties hereunder. To the extent reasonably possible, the parties shall jointly utilize State Auto P&C's employees in a cooperative manner and consistent with the best business interests and needs of the MIGI Companies and State Auto P&C. State Auto P&C shall direct its employees, in performing such services for the MIGI Companies, to use their best efforts to promote the general interests and economic welfare of the MIGI Companies in the same manner as such employees provide services to their direct employer. Nothing contained in this Agreement shall impair the authority and responsibility of the Board of Directors of any of the MIGI Companies to exercise managerial control as provided in said companies' Articles of Incorporation.

2. Because the State Auto Companies operate their insurance business utilizing employees of one employer, subject to the provisions of the MIGI Pooling Agreement, the non-direct expenses incurred by State Auto P&C for the benefit of the MIGI Companies shall be apportioned to each of the MIGI Companies, in accordance with the provisions of this Agreement and reimbursed to State Auto P&C by each of the MIGI Companies in accordance with the provisions of this Agreement.

3. As a service fee, in consideration of the services provided and the efficiencies achieved through the combination of the companies' operations that would not be available in the absence of such combination, each MIGI Company shall pay to State Auto P&C for the employees provided hereunder an amount equal to ten (10%) percent of all State Auto P&C's employee related costs, including salaries, payroll taxes and employee relations and welfare expenses apportioned to each MIGI Company. Said service fee shall be paid quarterly in accordance with section 4 hereof.

4. All amounts due under this Agreement shall be due and payable by the respective company within fifteen days after request for payment from the party to be paid. The amounts due from each MIGI Company hereunder shall be recomputed by State Auto P&C on a semi-annual or annual basis as appropriate to accurately determine such amounts, using statutory accounting principles and appropriate bases of allocation and apportionment supported by work papers. Any resulting adjustments shall be settled between the parties or credited to future payment periods as may be determined by State Auto P&C. State Auto P&C shall make its books and records available to the MIGI Companies during regular business hours for the MIGI Companies to verify the accuracy of the calculations by State Auto P&C of the payments due from the MIGI Companies hereunder.

5. Any notices to be given hereunder shall be in writing and shall be deemed effective when delivered in person or by facsimile or, if mailed, two days after mailing first class prepaid, to the address of the principal office of the party to which the notice is being given.

6. This Agreement may not be assigned by any party without the prior written consent of the other party. The provisions of this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

7. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements with respect thereto. Any modifications or amendments to this Agreement must be in writing and signed by the parties to be bound.



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8. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana both as to execution and performance.

9. This Agreement shall remain in force until terminated as provided herein. Any party to this Agreement may terminate this Agreement by giving written notice to the other party, stating a date certain not less than 180 days hence on which such termination will become effective.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written, and it hereby made effective as of July 1, 2002.


STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY


By:  /s/ Robert H. Moone
   -----------------------------------------
 Title: President


MERIDIAN SECURITY INSURANCE COMPANY


By:  /s/ Robert H. Moone
   -----------------------------------------
Title: President


MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY


By:  /s/ Robert H. Moone
   -----------------------------------------
Title: President



MERIDIAN CITIZENS SECURITY INSURANCE COMPANY


By:  /s/ Robert H. Moone
   -----------------------------------------
Title: President


MERIDIAN INSURANCE GROUP, INC.


By:  /s/ Robert H. Moone
   -----------------------------------------
Title: President










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